Investor Presentat ion August 2025

Mission Statement Whenever, Wherever, We make your experience better. Purpose-Driven Innovation Makes Customer and Consumer Experiences Better

Forward-Looking Statements This presentation contains certain “forward-looking statements” with respect to our financial condition, results of operations, profitability, margin growth, business strategies, operating efficiencies or synergies, competitive position, growth opportunities, acquisitions, plans and objectives of management, markets for the Company’s common stock, the impact of legal proceedings, and other matters. Statements in this presentation that are not historical facts are “forward-looking statements” for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, and involve a number of risks and uncertainties. Forward-looking statements, including, without limitation, those relating to the Company's future business prospects, net sales, revenue, expenses and income (loss), capital expenditures, tax rate, cash flow, financial condition, liquidity, covenant compliance, production levels, retail and wholesale demand and shipments, integration of acquisitions, R&D investments, commodity prices and industry trends, whenever they occur in this presentation are necessarily estimates reflecting the best judgment of the Company's senior management at the time such statements were made. There are a number of factors, many of which are beyond the Company’s control, which could cause actual results and events to differ materially from those described in the forward-looking statements. These factors include, in addition to other matters described in this presentation, the impacts of costs and availability of, and tariffs on, raw materials (particularly steel and aluminum) and other components, future pandemics, geopolitical tensions, armed conflicts, or natural disaster on the global economy and on the Company's customers, suppliers, team members, business and cash flows, pricing pressures due to domestic and foreign competition, seasonality and cyclicality in the industries to which we sell our products, availability of credit for financing the retail and wholesale purchase of products for which we sell our components, inventory levels of retail dealers and manufacturers, availability of transportation for products for which we sell our components, the financial condition of our customers, the financial condition of retail dealers of products for which we sell our components, retention and concentration of significant customers, the costs, pace of and successful integration of acquisitions and other growth initiatives, availability and costs of production facilities and labor, team member benefits, team member retention, realization and impact of expansion plans, efficiency improvements and cost reductions, the disruption of business resulting from natural disasters or other unforeseen events, the successful entry into new markets, the costs of compliance with environmental laws, laws of foreign jurisdictions in which we operate, other operational and financial risks related to conducting business internationally, and increased governmental regulation and oversight, information technology performance and security, the ability to protect intellectual property, warranty and product liability claims or product recalls, interest rates, oil and gasoline prices and availability, the impact of international, national and regional economic conditions and consumer confidence on the retail sale of products for which we sell our components, and other risks and uncertainties discussed more fully under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, and in the Company’s subsequent filings with the Securities and Exchange Commission, including the Company's Quarterly Reports on Form 10-Q. Readers of this presentation are cautioned not to place undue reliance on these forward-looking statements, since there can be no assurance that these forward-looking statements will prove to be accurate. The Company disclaims any obligation or undertaking to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made, except as required by law. This presentation includes certain non-GAAP financial measures, such as EBITDA, net debt to EBITDA leverage, free cash flow and free cash flow conversion. These non- GAAP financial measures should not be considered a substitute for the comparable GAAP financial measures. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measure are included in the Appendix to this presentation. 3

LCI Industries at a Glance

A global leader supplying the outdoor recreation and transportation markets, delivering net sales of $3.7B in 2024



$2.8B
$3.7B
$5.0B
2020A Net Sales
2024A Net Sales
2027 Organic Revenue Target
OEM
Aftermarket

12,600+ Team Members

140+ Facilities

~70 Years in Business

25+ Brands



Presence in Diverse End Markets (2024 Net Sales)



Recreational Vehicles
Automotive Aftermarket
International/Europe
RV & Marine Aftermarket
Utility Trailers
Marine
Transportation Products
Building Products
Other Adjacent

With a Deep Breadth of Products

- Chassis
- Windows
- Furniture
- Awnings
- Laminated Products
- Leveling & Stabilization
- Axles & Suspension
- HVAC
- Appliances

Among Many Others



4

Strong Free Cash Flow 95% Free Cash Flow Conversion(1) (Full Year 2024) 34% Total Net Sales Growth (2020 - 2024) 17 Average Senior Management Tenure at LCI (Years) 4.2% Dividend Yield (Full Year 2024) Net Debt to EBITDA(1) (as of 12/31/2024) 1.7x Proven Resilience, Cash Flow, Discipline and Shareholder Returns 50% Content Per Towable Unit Growth (2020 - 2024) 1 Additional information regarding Free Cash Flow Conversion and Net Debt to EBITDA, and reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures, are provided in the Appendix 5 Proven Revenue Growth Experienced Management Team Returning Cash to Shareholders Healthy Balance Sheet Innovation Driving Organic Growth

Poised for Strong Long-Term Performance Targets Growth & Margin Drivers 6 Continued investment toward innovation and R&D Strong focus on aftermarket repair, replacement and upgrade Further development in automotive aftermarket Expanding presence in diversified end-markets through proven playbook Scaling appropriately with demand recovery Further operational improvements in automation and efficiency $5B Organic Revenue in 2027 Double-Digit Operating Margin Expanding content in RV OEM

2025 Should Mark Significant Progress Toward Targets 7 Improving Environment Capitalize on recovery in both RV and Marine Internal Efficiencies and Leverage Continue to reduce cost structure to create leverage for continued growth Traction in New Products and New Market Share Gains Gain further traction in recently launched products and continue to introduce new innovations $200M of organic growth across LCI Industries' end markets FY25 North American forecast of 320 - 350k RV wholesale shipments Marine - expect continued slowness for balance of 2025 85bps stretch target of margin improvement from G&A and overhead reductions 25% incremental margins* on higher volumes $5B Organic Revenue Target in 2027 2025 Anticipated ProgressKey Factors to Achieve Targets A Return to Double-Digit Operating Margin Driving LCI Industries Closer To and * Incremental margin over baseline comparative period volume.

Fueling profitable growth across markets How LCI Industries Wins 8 Metal Fabrication & Welding Lamination Glass Fabrication Furniture Manufacturing Plastics Forming Electronics E-Coating & Powder Coating Power & Motion Systems Appliances Ability to manufacture highly engineered components at scale to create an unmatched product ecosystem Along with other competitive advantages to… Expand OEM content through further innovation Grow market share in high margin markets through programmatic M&A All of which help drive our growing presence in the aftermarket Recreational Vehicles OEM & Aftermarket Marine OEM & Aftermarket Automotive Aftermarket Building Products Transportation Utility & Cargo Trailer Manufacturing Abilities at Scale Product Ecosystem Towable RV Chassis Axles and Suspension Systems Furniture Solutions Windows & Glass Solutions Appliance & Kitchen Solutions Truck & Towing Accessories Doors, Steps & Awnings Leveling, Stabilization & Slide-outs By leveraging our… Deliver best-in- class customer service and quality to further foster relationships

LCI Industries' Competitive Advantages Our success and share gains are driven by scale, expertise, and people Product Breadth Diversified portfolio is an advantage as customers consolidate vendors Customer Proximity Strategically positioned near OEM partners to reduce lag time and costs Customer Service Handling over 1 million customer interactions annually through 300 service agents Acquisitive DNA 70+ acquisitions over two decades to expand footprint and product offerings Low-Cost Manufacturer Significant purchasing advantage due to size, allowing for pricing advantages Manufacturer of Critical Products Expanded competencies into critical product lines Flexibility & Agility Ability to rapidly produce and scale production when needed Complex Manufacturing Experts Highly skilled at engineering, design, and manufacturing of complex products Automation Capabilities Substantial investments into automation to increase speed and efficiencies Experienced Leadership 17-year average tenure for top-25 executives with experience navigating numerous cycles Best-In-Class Team Team members who demonstrate resiliency and determination Master Innovators Experienced and innovative R&D team working to develop new products Strong Customer Relationships 15+ years average customer tenure with an emphasis on customer satisfaction 9 Scale & Market Leader Advantages Unique Manufacturing Capabilities & Offerings Our People & Culture $288M 2000 Net Sales $3.7B 2024 Net Sales Strong Culture A culture that drives heightened retention rates and fosters a collaborative environment

Consistent Market Share, Content, and Net Sales Gains Validate Competitive Advantages Adjacencies 2020 2024 Building Products Net Sales $113M $192M 70% Transportation Products Net Sales $137M $197M 44% Utility Trailer Products Net Sales $117M $271M 132% International Net Sales $237M $394M 66% * Marine, Building Products, and Transportation are fragmented markets, with dozens of competitors 10 NA RV & Marine 2020 2024 NA RV OEM; Chassis Market Share 84% 85% NA Towable RV Content per Unit $3,390 $5,097 50% NA Marine Content per Unit $739 $1,098 49% Significant share in Chassis helps drive gains across categories as customers seek to consolidate suppliers NA Aftermarket 2020 2024 NA RV/Marine Aftermarket Net Sales $276M $354M 28% NA Automotive Aftermarket Net Sales $331M $449M 36%

Innovation Fueling Market Share and Content Expansion Past product launches Recent product launches 2009 5th Wheel Leveling 2004 Trailer Axles 2010 Entry Doors 2020 Appliances 2012 Awnings 2024 Net Sales Contribution $75M $308M Estimated Addressable Market(1) 4K Series Windows Anti-Lock Brakes Helux Pinbox Chill Cube TCS 2023 2023 2024 2024 2024 $312M $184M $150M$150M $50M Anti-Lock Brakes Tour Coiling Suspension ("TCS") 4000 Series Windows Chill Cube Helux® Pinbox Marine Ladder 11 $80M $100M $20M 1 Estimated addressable market amounts represent Management's estimate of the size of the addressable market based on products and pricing as of December 31, 2024. Market opportunities are based on Management's estimate of normalized industry volumes.

$3,390 $5,097 2020 2024 Established Leadership Unlocks Cross-Sell Growth and Content Opportunities NA RV OEM Net Sales Content Per Towable Unit Market leadership in essential products... Provides cross-selling opportunities in key strategic lines... Positioning LCI Industries to capture more of the $3 billion of addressable RV OEM opportunity • Axles & Suspension Enhancements • Appliances • HVAC • Safety Products (ABS) • New Window Innovations • Chassis • Windows • Leveling Systems • Awnings • Slide-Outs • Entry Doors • Furniture 12 $1.4B $1.6B 2020 2024

Market Diversification Expands Opportunities & Insulates Against Cyclicality

Adjacent Industries OEM & Aftermarket Net Sales



$2.1B
$1.4B
2020
2024
Marine OEM
Other Adjacent OEM
Automotive AM
RV/Marine/Other AM
International
Marine OEM
Other Adjacent OEM
Automotive AM
RV/Marine/Other AM
International

Focus on $13 billion of total addressable market through:

- Innovation
- Replace and repair cycles
- Acquisitions

Key Growth Areas

- Bus Market - Seating and Air Conditioning
- Residential Windows
- On Highway / Off Highway Glass Products
- Trailer Axles & Suspension
- Residential Awnings
- Hitches & Towing
- Biminis
- Grill Guards
- Air Conditioners



Marine $0.6B
Building Products $1.0B
Transportation $1.7B
International $2.4B
Auto, Marine & RV Aftermarket $7.4B

Proven RV OEM playbook positions LCI Industries to capitalize on significant market opportunity

13

Aftermarket Segment Growth
Enhancing Diversified Positioning

Content Gains Lead to RV Aftermarket Growth Potential

RV OEM Content

~$15B

$15B of LCI Industries' content added to new RVs since 2015 leads to...

RV Aftermarket

$$$

Increased sales of LCI Industries' products in the RV aftermarket during the repair and replace cycle

Automotive Aftermarket Bolstered by Successful M&A

Acquired in December 2019

CURT

$406M

2024 FY
Net Sales

Acquired in April 2021

RANCH HAND

$56M

2024 FY
Net Sales

Other aftermarket growth drivers include:



Innovation

Creating products our customers want to improve the lifestyle



Dealer Training

Fostering dealer relationships through trainings to improve knowledge and preference toward LCI Industries' products

36K	1.6M	65K	2.1M
Trained Dealer Personnel	Views on Tech Support Seminars	Tech Product Class Completions	How-To Page Hits



Inorganic Expansion

Acquiring aftermarket brands to further build out our product offerings

14

Building Products Transportation Products Europe Utility Trailers Marine RV Aftermarket To ta l S al es ($ B) $—B $2.0B $4.0B $6.0B Windows, Chassis Motion Power Systems Axles, Cut & Sew Aftermarket ElectronicsPlastics Furniture Awnings 1956 Founded as B&L Industries, supplying metal roofing to the MH industry Acquired Riverdale Steelworks, adding MH chassis manufacturing Acquired Kinro, industry leading window manufacturer 1980 M&A Driving Additional Upside to $5B Revenue Target 1958 1990s 1997 Metal Roofs Chassis, Chassis Parts Windows Windows 2000 2025 YTD First RV chassis is built in McAdoo, PA Vertically integrated steel fabrication capabilities Began acquisition string of 6 chassis manufacturers Chassis, Chassis Parts Residential Windows Plastics Started axle business, began string of 8 RV component acquisitions Axles, RV Accessories, Power & Motion 2004 Acquired first of 3 RV furniture & mattress businesses 2007 Furniture, Lamination Electronics Axles Lamination Marinized Axles Awnings 2011 Acquired first adjacent market window business 2014 Acquired/vertically integrated electronics business Acquired first of 5 marine furniture businesses RV Parts & Accessories 2015 Pontoon Furniture Marine Accessories Windshields, Canvas 2016 Acquired first of 10 European businesses Steps & Bed Lifts Windows Entry Doors Acquired Marine glass, canvas & aftermarket businesses Powered Shade/Canvas Acrylic Windows Hitches & Towing Truck Accessories Entered automotive aftermarket by acquiring the CURT Group Blinds & Shades 2018 Sailing Equipment Glass Products 2020 Electronics 2021 Appliances, HVAC Electronics Acquired Furrion, adding appliances & HVAC systems Plastics RV Marine Transportation Aftermarket International Building Products 15 Acquired Freedman Seating and Trans/Air, deepening position in the bus market Seating, Climate Control

Trusted by Blue Chip Industry Leaders

15+ yrs

Average Tenure of Top Ten Customers

Steadfast focus on curating long lasting relationships with industry partners

Diversified Customer Base

No single customer makes up over 20% of consolidated net sales

"Lippert's outstanding customer service, willingness to innovate, strong relationship with us, and local presence in Elkhart make them an indispensable partner for our future"

– David Wright, Former Co-CEO Forest River

"Our partnership has only flourished over the years due to Lippert's reliable quality, industry leading innovation, long term relationships, top tier service and training support"

– Doug Gaeddert, CEO Forest River

"I've done business with Jason and his team at Lippert for 26 years and trust that they will stand behind their products and do what's right, and no other supplier in the business comes close to providing the same level of industry advancing innovations as Lippert"

– Ron Fenech, Founder of Brinkley RV

"Throughout my 40 years in the RV industry, Lippert has been committed to innovation and design, supporting the growth of the RV industry. The RV community has benefited from many of LCI's innovations. I am also very pleased to do business with a company that serves our community in such a meaningful way"

– Don Clark, Founder and CEO of Grand Design RV

"Lippert's commitment to delivering high-quality components, on-time delivery and exceptional aftermarket support enables Alliance RV to provide best-in-class products to our dealer network across North America"

– Coley Brady, Owner and CEO of Alliance RV

16

Historically the RV market rebounds by an average of 101% over the 4-8 years following a shipment downturn Anticipated Strong RV Recovery Ahead RV Industry Showing Signs of Recovery • First YoY retail growth in 40 months in 4Q24 • Dealer inventories at or near historic lows • Many dealers reporting profitability in early 2025 Secular Tailwinds Accelerating Growth • Shift to experiences driving demand • Remote work enabling more travel • Broader travel rebound underway 17

Optimized Operations Boosting Profitability 11% Negatives 3% 2022 • 37% RV shipment decline • Lower commodity-linked selling prices • Fixed costs deleverage Operating Margin: 2023 Positives • Lower material & freight costs • Aftermarket mix impact • Lower warranty costs • Facility consolidation • Overhead & G&A reductions 6% 2024 >10% Target Steady State Negatives • Sluggish RV production 25% incremental margin on higher volumes* 18 Positives • Higher volumes • Aftermarket gains • 85bps of overhead and G&A reductions • Facility consolidation Negatives • Sluggish Marine production * Incremental margin over baseline comparative period volume.

A Visionary Leadership Team Driving Long-Term Growth Jason Lippert President & Chief Executive Officer Time with LCI: 29+ Years Ryan Smith Group President of North America Jamie Schnur Group President of Aftermarket Lillian Etzkorn Chief Financial Officer Time with LCI: 18+ Years Time with LCI: 28+ Years Time in Industry: 30+ Years 17 Years Average Tenure Amongst Senior Leadership Scott Meiner Chief Supply Chain Officer Time with LCI: 27+ Years Andrew Mock SVP of Sales RV Time with LCI: 10+ Years Andrew Pocock EVP of Building & Transportation Products Time with LCI: 20+ Years Experienced Through various economic cycles Expansive Industry knowledge and relationships Local Centralized team stays close to the business 19

Strategic Capital Deployment Driving Shareholder Value Historical Use of Cash Forward-Looking Capital Allocation Priorities • Strategic acquisitions to expand presence in existing markets • Reinvestment back into the business • Returning value to shareholders • Reducing leverage Strong History of Cash Returns • Generated ~$900 million in operating cash flows during a 2-year period while a 50% drop in RV shipments occurred • Strong cash position of $166 million at December 31, 2024 • Paid down $366 million of debt since 2023 • Net debt to EBITDA of 1.7x at December 31, 2024 • Paid quarterly dividends in 2024 aggregating $4.30 per share, or $109 million • Repurchased 1,366,565 shares of common stock for $128.2 million YTD through August 1, 2025. 20 Repurchases Dividends Acquisitions CapEx Positioned for Success with Debt Refinancing • Issued $460M 3.000% convertible notes due 2030 and repurchased $368M of convertible notes due 2026 • Refinanced credit agreement with $600M revolving credit facility and new $400M term loan B due 2032 (paid off remaining $280M balance of term loan A due 2026) • Effectively extended most maturities previously due in 2026 out to 2030 and 2032

Historical Financials 21 ($ B ill io ns ) Net Sales 2022 2023 2024 2027 Target $— $2.0 $4.0 $6.0 ($ B ill io ns ) G ross M argin Gross Profit & Margin 2022 2023 2024 2016 (Peak %) $— $0.5 $1.0 $1.5 —% 10% 20% 30% ($ M ill io ns ) O perating M argin Operating Profit & Margin 2022 2023 2024 2016 (Peak %) $— $200 $400 $600 —% 5.0% 10.0% 15.0% ($ M ill io ns ) C onversion (%) Free Cash Flow & Conversion* 2022 2023 2024 2023 (Peak %) $— $200 $400 $600 —% 100% 200% * Additional information regarding Free Cash Flow and Free Cash Flow Conversion, and reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures, is provided in the Appendix

Growth Pillars Support Sustainable Organic Growth Investing in R&D & innovation Investing in automation & efficiency Expanding content in RV OEM Expanding presence in diversified end- markets $3.7B 2024A Net Sales $5.0B 2027 Target Revenue Capitalizing on repair, replacement and upgrade cycle 10% 3 Year CAGR 22 Growing share in Automotive Aftermarket Scaling appropriately with demand recovery 6% 2024A Operating Margin >10% Target Steady State Operating Margin

Appendix

Appendix 24 ($ in millions except per share data) 2019 2020 2021 2022 2023 2024 2Q25 TTM Net Sales $ 2,371 $ 2,796 $ 4,473 $ 5,207 $ 3,785 $ 3,741 $ 3,871 Operating Profit $ 200 $ 223 $ 398 $ 553 $ 123 $ 218 $ 239 % of Sales 8.4% 8.0% 8.9% 10.6% 3.3% 5.8% 6.2% Net Income $ 147 $ 158 $ 288 $ 395 $ 64 $ 143 $ 152 Diluted EPS $ 5.84 $ 6.27 $ 11.32 $ 15.48 $ 2.52 $ 5.60 $ 5.99 Cash Dividends (per share) $ 2.55 $ 2.80 $ 3.45 $ 4.05 $ 4.20 $ 4.30 $ 4.50 Consolidated Income Statements

Appendix 25 ($ in millions) 2019 2020 2021 2022 2023 2024 6/30/2025 Cash & Equivalents $ 35 $ 52 $ 63 $ 47 $ 66 $ 166 $ 192 Accounts Receivable 200 269 320 214 215 200 386 Inventory 394 494 1,096 1,030 768 737 710 Other Assets 1,234 1,483 1,809 1,956 1,910 1,792 1,886 Total Assets $ 1,863 $ 2,298 $ 3,288 $ 3,247 $ 2,959 $ 2,895 $ 3,174 Accounts Payable $ 99 $ 185 $ 282 $ 144 $ 184 $ 188 $ 228 Total Debt 631 738 1,303 1,119 847 757 948 Other Liabilities 332 467 610 603 573 563 613 Total Liabilities $ 1,062 $ 1,390 $ 2,195 $ 1,866 $ 1,604 $ 1,508 $ 1,789 Total Equity $ 801 $ 908 $ 1,093 $ 1,381 $ 1,355 $ 1,387 $ 1,385 Consolidated Balance Sheets

Appendix

Reconciliation of Non-GAAP Measures

EBITDA

($ in thousands)	Twelve Months Ended December 31, 2024	2023	2022
Net income	$ 142,867	$ 64,195	$ 394,974
Interest expense, net	28,899	40,424	27,573
Provision for income taxes	46,471	18,809	130,481
Depreciation and amortization	125,693	131,768	129,212
EBITDA	$ 343,930	$ 255,196	$ 682,240

FREE CASH FLOW CONVERSION

($ in thousands)	Twelve Months Ended December 31, 2024	2023	2022
Cash flows provided by operating activities	$ 370,284	$ 527,229	$ 602,514
Capital expenditures	(42,333)	(62,209)	(130,641)
Free cash flow	$ 327,951	$ 465,020	$ 471,873
Operating Cash Flow Conversion (Cash flows provided by operating activities divided by net income)	259%	821%	153%
Free Cash Flow Conversion (Free cash flow divided by EBITDA)	95%	182%	69%

NET DEBT/EBITDA (TTM)

	12/31/2024	12/31/2023	12/31/2022
Total debt	$ 757,253	$ 847,423	$ 1,118,974
Less cash and cash equivalents	165,756	66,157	47,499
Net debt	$ 591,497	$ 781,266	$ 1,071,475
Total Debt/Net Income (TTM)	5.3 x	13.2 x	2.8 x
Net Debt/EBITDA (TTM)	1.7 x	3.1 x	1.6 x

EBITDA, free cash flow, and free cash flow conversion are non-GAAP performance measures included to illustrate and improve comparability of the Company's results from period to period. EBITDA is defined as net income before interest expense, provision for income taxes, and depreciation and amortization expense. Free cash flow is defined as net cash flows provided by operating activities less capital expenditures. Free cash flow conversion is defined as free cash flow divided by EBITDA. The free cash flow conversion ratio is a non-GAAP measure and should not be considered a substitute for the ratio of cash flows from operating activities divided by net income determined in accordance with GAAP. The Company considers these non-GAAP measures in evaluating and managing the Company's operations and believes that discussion of results adjusted for these items is meaningful to investors because they provide a useful analysis of ongoing underlying trends. The adjusted measures are not in accordance with, nor are they a substitute for, GAAP measures, and they may not be comparable to similarly titled measures used by other companies.

The net debt to EBITDA ratio on a trailing twelve month basis is a non-GAAP performance measure included because the Company believes it is useful to investors in evaluating the Company's leverage. The net debt to EBITDA ratio is defined as total debt, less cash and cash equivalents, divided by EBITDA. The net debt to EBITDA ratio is a non-GAAP measure and should not be considered a substitute for the ratio of total debt to net income determined in accordance with GAAP. The Company's calculation of its net debt to EBITDA ratio might not be calculated in the same manner as, and thus might not be comparable to, similarly titled measures used by other companies.

26

Appendix 27